GENERAL (Schedule of Loss from Discontinued Operations) (Details) In Thousands, unless otherwise specified	12 Months Ended				3 Months Ended	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2011 ILS	Dec. 31, 2010 USD ($)	Sep. 30, 2012 Segment, Discontinued Operations [Member] USD ($)	Dec. 31, 2012 Segment, Discontinued Operations [Member] USD ($)
Revenues	$ 84,832	$ 85,918		$ 73,863	$ 3
Cost of revenues	56,742	57,030		46,417	143
Gross profit (loss)	28,090	28,888		27,446	(140)
Operating expenses:
Selling and marketing	9,067	8,932		7,441	60
General and administrative	9,232	11,450		9,062	181
Impairment of goodwill and intangible asset		6,216			348	297
Operating income (loss)	5,088	(2,613)		6,637	(729)
Financial expenses, net	1,628	1,779		1,976	18
Taxes on income	861	2,383		1,524
Net income (loss)	1,637	(8,486)		1,958	(747)
Loss from sale of subsidiaries	$ 248	$ 110	393